     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 14, 2000.

                                                    REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                        NEXT LEVEL COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             3674                            94-3342408
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                             6085 STATE FARM DRIVE
                         ROHNERT PARK, CALIFORNIA 94928
                                 (707) 584-6820
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  KEITH A. ZAR
                    SENIOR VICE PRESIDENT, GENERAL COUNSEL,
                   CHIEF ADMINISTRATIVE OFFICER AND SECRETARY
                        NEXT LEVEL COMMUNICATIONS, INC.
                             6085 STATE FARM DRIVE
                         ROHNERT PARK, CALIFORNIA 94928
                                 (707) 584-6820
      (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

              CHRISTOPHER L. KAUFMAN                                 VINCENT J. PISANO
                 LATHAM & WATKINS                        SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
              135 COMMONWEALTH DRIVE                                 FOUR TIMES SQUARE
           MENLO PARK, CALIFORNIA 94025                          NEW YORK, NEW YORK 10036
                  (650) 328-4600                                      (212) 735-3500

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   From time to time after the effective date of this Registration Statement

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-38618
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 TITLE OF EACH CLASS OF SECURITIES                           PROPOSED MAXIMUM      PROPOSED MAXIMUM
                TO                       AMOUNT TO BE         OFFERING PRICE      AGGREGATE OFFERING        AMOUNT OF
           BE REGISTERED                  REGISTERED           PER SHARE(1)            PRICE(1)          REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------
Common Stock ($0.01 par value).....        345,000                $64.75             $22,338,750              $5,898
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the amount of registration fee, based on the average ($64.75) of the high ($66.25) and low ($63.25) prices for the common stock as reported on The Nasdaq National Market on June 14, 2000, in accordance with Rule 457(c) promulgated under the Securities Act of 1933.
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

                                EXPLANATORY NOTE

     This registration statement is being filed with respect to the registration of an additional 345,000 shares of our common stock pursuant to Rule 462(b) of the Securities Act of 1933. In accordance with Rule 462(b), this registration statement incorporates by reference the contents of our registration statement on Form S-1 (File No. 333-38618) filed with the SEC on June 6, 2000, as amended by Amendment No. 1 thereto filed with the SEC on June 14, 2000, and which was declared effective by the SEC on June 14, 2000.

                                    EXHIBITS

EXHIBIT
 NUMBER                                 DESCRIPTION
--------                                -----------
  5.1       --  Opinion of Latham & Watkins (incorporated by reference to
                Exhibit 5.1 to our registration statement on Form S-1 (file
                no. 333-38618)).
 23.1       --  Independent Auditors' Consent.
 23.2       --  Consent of Counsel. Reference is made to Exhibit 5.1.
 24.1       --  Power of Attorney (incorporated by reference to Exhibit 24.1 to our registration statement on Form S-1 (file no.
                333-38618)).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Rohnert Park, State of California, on June 14, 2000.

                                      NEXT LEVEL COMMUNICATIONS, INC.

                                      By        /s/ JAMES T. WANDREY
                                        ----------------------------------------
                                                    James T. Wandrey
                                                 Senior Vice President
                                              and Chief Financial Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY EACH OF THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:


               /s/ PETER W. KEELER*                  Chief Executive Officer, (Principal Executive  June 14, 2000
---------------------------------------------------  Officer) Chairman of the Board and President
                  Peter W. Keeler

               /s/ JAMES T. WANDREY                    Senior Vice President and Chief Financial    June 14, 2000
---------------------------------------------------   Officer (Principal Financial and Accounting
                 James T. Wandrey                                      Officer)

                /s/ LYNN FORESTER*                                     Director                     June 14, 2000
---------------------------------------------------
                   Lynn Forester

              /s/ PAUL S. LATCHFORD*                                   Director                     June 14, 2000
---------------------------------------------------
                 Paul S. Latchford

             /s/ FERDINAND C. KUZNIK*                                  Director                     June 14, 2000
---------------------------------------------------
                Ferdinand C. Kuznik

                /s/ JOHN MCCARTNEY*                                    Director                     June 14, 2000
---------------------------------------------------
                  John McCartney

               /s/ SCOTT POTERACKI*                                    Director                     June 14, 2000
---------------------------------------------------
                  Scott Poteracki

                /s/ DENNIS RHEAULT*                                    Director                     June 14, 2000
---------------------------------------------------
                  Dennis Rheault

               /s/ RICHARD SEVERNS*                                    Director                     June 14, 2000
---------------------------------------------------
                  Richard Severns

              * /s/  JAMES T. WANDREY
---------------------------------------------------
                 Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
 NUMBER                                 DESCRIPTION
--------                                -----------
  5.1       --  Opinion of Latham & Watkins (incorporated by reference to
                Exhibit 5.1 to our registration statement on Form S-1 (file
                no. 333-38618)).
 23.1       --  Independent Auditors' Consent.
 23.2       --  Consent of Counsel. Reference is made to Exhibit 5.1.
 24.1       --  Power of Attorney (incorporated by reference to Exhibit 5.1 to our registration statement on Form S-1 (file no.
                333-38618)).